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                               THE DIRECTOR M PLUS
                             SEPARATE ACCOUNT THREE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-119416

   SUPPLEMENT DATED NOVEMBER 14, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005


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              SUPPLEMENT DATED NOVEMBER 14, 2005 TO YOUR PROSPECTUS

The following corrects the disclosure in Section I ("Highlights") of your prospectus:

Section I.(b) ("Initial Investment") is revised to reflect that the minimum initial investment is $10,000.

The following corrects the examples in the box immediately following the second paragraph of Section 5.(b) ("Charges and Fees"):

For the examples below, assume that you made an initial Premium Payment of $10,000 and, on the fourth Contract Anniversary, you made an additional Premium Payment of $20,000.

     a. In Contract Year 6, when your Contract Value is $34,000, you make a partial Surrender of $15,000. Because the initial Premium Payment is still subject to a Contingent Deferred Sales Charge, we will determine the Contingent Deferred Sales Charge for your partial Surrender as follows:
               - We will surrender the Annual Withdrawal Amount, which is equal to 10% of your total Premium Payment, or $3,000 without charging a Contingent Deferred Sales Charge.
               - We will then Surrender the Premium Payments that have been in the Contract the longest.
               - That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 6% of that amount, or $600.
               - The remaining $2,000 will come from the additional Premium Payment made on the fourth Contract Anniversary and will deduct a Contingent Deferred Sales Charge of 8% of the $2,000, or $160.
               -    Your Contingent Deferred Sales Charge is $760.

     b. In Contract Year 9, when your Contract Value is $37,000, you make a partial Surrender of $25,000. Because the initial Premium Payment of $10,000 is not subject to a Contingent Deferred Sales Charge, but the additional Premium Payment of $20,000 is, we will determine the Contingent Deferred Sales Charge for your partial Surrender as follows:
               - We will Surrender the Annual Withdrawal Amount which is 10% of Premium Payments subject to a Contingent Deferred Sales Charge, or $2,000, without charging a Contingent Deferred Sales Charge
               - We will then next surrender earnings, which is the Contract Value after Surrender of the Annual Withdrawal Amount ($37,000 - $2,000 = $35,000) less your Premium Payments
                    ($30,000), less Premium Payment enhancements on Premium Payments in the last eight years (3% x $20,000 = $600) or $4,400.
               - We will next surrender Premium Payments in the order in which they were made. Therefore, the next $10,000 will be from the Surrender of the initial Premium Payment, which has no Contingent Deferred Sales Charge.
               - The final $8,600 will be surrendered from the additional Premium Payment. The Contingent Deferred Sales Charge is 7% of the amount of that Premium Payment that is surrendered, or $602.
               -    Your Contingent Deferred Sales Charge is $602.

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The references to Alabama and Massachusetts in Section 7 ("State Variations")
of your prospectus are deleted.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5314